UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 27, 2024

POWERFLEET, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39080	83-4366463
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 Tice Boulevard, Woodcliff Lake, New Jersey	07677
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (201) 996-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AIOT	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 27, 2024, Powerfleet, Inc. (“Powerfleet” or the “Company”), together with I.D. Systems, Inc. (“IDSY”) and Movingdots GmbH (“Movingdots”), each a wholly owned subsidiary of the Company, entered into a Facility Agreement (the “Facility Agreement”) with FirstRand Bank Limited (acting through its Rand Merchant Bank division) (“RMB”), pursuant to which RMB agreed to provide the Company with a term loan facility in an aggregate principal amount of $125 million (the “RMB Term Facility”). The Facility Agreement was entered into in connection with the Company’s previously announced acquisition of Fleet Complete (as defined below). The proceeds of the RMB Term Facility are being used by the Company to pay the purchase price for such acquisition.

The Company’s obligations under the RMB Term Facility are guaranteed, on a joint and several basis, by the Company, IDSY and Movingdots. The RMB Term Facility is secured by a first priority security interest over the entire share capital of IDSY, Movingdots, Main Street 2000 Proprietary Limited and Powerfleet Canada Holdings Inc., each a wholly owned subsidiary of the Company. No other assets of the Company will serve as collateral under the RMB Term Facility.

The RMB Term Facility will mature on the last business day of the month that is five years following the closing date of the Facility Agreement (the “Maturity Date”). Borrowings under the RMB Term Facility may be voluntarily prepaid at any time upon prior written notice, in whole or in part, subject to payment of a refinancing fee equal to (i) 2% of the amount prepaid if such prepayment occurs before the first anniversary of the closing date of the Facility Agreement, or (ii) 1% of the amount prepaid if such prepayment occurs on or after the first anniversary of the closing date of the Facility Agreement but before the second anniversary of such closing date. No refinancing fee is payable if prepayment occurs on or after the second anniversary of the closing date of the Facility Agreement. If voluntary prepayments are made in part, they must be made in minimum amounts of $5 million in integral multiples of $1 million. In addition, the Facility Agreement provides for certain customary mandatory prepayment requirements.

The RMB Term Facility does not amortize and will be payable on the Maturity Date.

Borrowings under the RMB Term Facility will bear interest at 5% per annum (provided no event of default is continuing), plus the applicable term SOFR reference rate (or an interpolated rate if SOFR is unavailable).

The Company is required to pay a non-refundable deal structuring fee of $1.25 million to RMB. The Company is also required to pay certain costs and expenses to RMB in connection with the Facility Agreement.

The Facility Agreement contains certain customary affirmative and negative covenants, including financial covenants with respect to the ratio of the Company’s consolidated total net borrowings to consolidated EBITDA and the ratio of the Company’s consolidated EBITDA to consolidated total finance costs. The Facility Agreement also includes representations, warranties, events of default and other provisions customary for financings of this type. The occurrence of any event of default under the Facility Agreement may result in all outstanding indebtedness under the RMB Term Facility becoming immediately due and payable.

The foregoing description of the Facility Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Facility Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On October 1, 2024, the Company, Powerfleet Canada Holdings Inc., a corporation formed under the laws of the Province of Ontario and a wholly owned subsidiary of the Company (the “Canadian SPV”), and Golden Eagle Topco, LP, a limited partnership formed under the laws of the Province of Ontario (“Golden Eagle LP”), entered into an Amending Agreement No. 1 (the “Amendment”) to the Share Purchase Agreement, dated as of September 18, 2024 (as amended, the “Purchase Agreement”), by and among Golden Eagle LP, the persons that are party to the Purchase Agreement under the heading “Other Sellers” (the “Other Sellers” and, together with Golden Eagle LP, the “Sellers”), the Company and Canadian SPV (collectively, the “Purchasers”), to provide for a pre-closing internal reorganization of Complete Innovations Holdings Inc., a corporation formed under the laws of the Province of Ontario (“CIH”), and certain of its subsidiaries completed immediately prior to closing the Acquisition (as defined below). Following the entry into the Amendment, the Company consummated the previously announced acquisition of Fleet Complete (the “Acquisition”) contemplated by the Purchase Agreement.

Pursuant to the terms the Purchase Agreement, the Purchasers acquired all of the direct and indirect common shares in the capital of Golden Eagle Canada Holdings, Inc., a corporation formed under the laws of the Province of Ontario (“Canada Holdco”), and CIH, and all of the issued and outstanding shares of common stock of Golden Eagle Holdings, Inc., a Delaware corporation (together with Canada Holdco and CIH, “Fleet Complete”), in exchange for payment by the Purchasers of an aggregate purchase price of $200 million, subject to certain customary working capital and other adjustments as described in the Purchase Agreement (as adjusted, the “Purchase Price”).

$15 million of the Purchase Price payable in the Acquisition was satisfied by the issuance of 4,285,714 shares of the Company’s common stock (the “Rollover Shares”) to Ontario Teachers’ Pension Plan Board (“OTPP”), which was an existing indirect shareholder of Fleet Complete, with the remainder paid in cash. $60 million of the cash portion of the Purchase Price was funded by a private placement of the Company’s common stock, as described below, and $125 million of the cash portion of the Purchase Price was funded with the RMB Term Facility. Approximately $3.85 million of the Purchase Price has been placed into escrow to secure purchase price adjustment payment obligations under the Purchase Agreement and certain tax liabilities.

Concurrently with the closing of the Acquisition, on October 1, 2024, the Company consummated the previously announced private placement contemplated by the Subscription Agreement, dated as of September 18, 2024 (the “Subscription Agreement”), by and among the Company and various accredited investors party thereto (the “Investors”), pursuant to which the Investors purchased from the Company, and the Company issued to such Investors, an aggregate of 20,000,000 shares of the Company’s common stock (the “Private Placement Shares”) at a price per share of $3.50 for aggregate gross proceeds of $70 million (the “Private Placement”). $60 million of such gross proceeds funded a portion of the Purchase Price with the remaining $10 million in proceeds expected to be used by the Company for working capital and general corporate purposes.

The Subscription Agreement restricts the Company from issuing, offering or selling additional shares of its common stock for a period of 60 days after the closing date of the Acquisition and the Private Placement, subject to certain exceptions.

The Subscription Agreement requires the Company to file one or more registration statements, as necessary, to register under the Securities Act of 1933, as amended (the “Securities Act”), the resale of the Private Placement Shares no later than 60 days after the closing of the Private Placement. In connection with the issuance of the Rollover Shares, Powerfleet also entered into a registration rights agreement with OTPP (the “Registration Rights Agreement”), providing OTPP with the same resale registration rights provided to the Investors.

In order to induce the Investors to participate in the Private Placement, each of the Company’s directors and named executive officers entered into a lock-up agreement in substantially the form set forth as Exhibit A to the Subscription Agreement, pursuant to which, and subject to the terms and conditions set forth therein, each such director and executive officer agreed not to dispose of shares of the Company’s common stock or securities convertible into or exercisable for shares of the Company’s common stock, subject to certain exceptions, for a period of 60 days after the closing of the Private Placement.

The foregoing descriptions of the Purchase Agreement (including the Amendment), the form of Subscription Agreement and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, which are filed as Exhibits 2.1 and 2.2, 10.2, and 10.3, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Important Note

The representations, warranties and covenants contained in the Purchase Agreement and Subscription Agreement described above were made only for purposes of such agreements and as of the specified dates set forth therein, were solely for the benefit of the applicable parties to such agreements in accordance with the terms thereof, may be subject to limitations agreed upon by those parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between those parties instead of establishing particular matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on these representations, warranties or covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company or Fleet Complete or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement and Subscription Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference in its entirety into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 2.01 is incorporated herein by reference. As described in Item 2.01, pursuant to the terms of the Purchase Agreement and the Subscription Agreement, the Company issued shares of the Company’s common stock to OTPP and the Investors. The issuance and sale are exempt from registration under the Securities Act pursuant to Section 4(a)(2) of the Securities Act.

Item 8.01 Other Events.

On October 1, 2024, the Company issued a press release announcing the completion of the Acquisition. The full text of the press release, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This report contains forward-looking statements within the meaning of federal securities laws. Powerfleet’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements may be identified by words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions.

These forward-looking statements include, without limitation, Powerfleet’s expectations with respect to its beliefs, plans, goals, objectives, expectations, anticipations, assumptions, estimates, intentions and future performance, as well as anticipated financial impacts of the Acquisition. Forward-looking statements involve significant known and unknown risks, uncertainties and other factors, which may cause their actual results, performance or achievements to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. Most of these factors are outside Powerfleet’s control and are difficult to predict. The risks and uncertainties referred to above include, but are not limited to, risks related to: (i) the ability to realize the anticipated benefits of the Acquisition; (ii) the ability to successfully integrate the businesses; (iii) disruption from the Acquisition making it more difficult to maintain business and operational relationships; (iv) the negative effects of the consummation of the Acquisition on the market price of Powerfleet’s securities; (v) significant transaction costs and unknown liabilities; (vi) litigation or regulatory actions related to the Acquisition; and (vii) such other factors as are set forth in the periodic reports filed by Powerfleet with the Securities and Exchange Commission (the “SEC”), including but not limited to those described under the heading “Risk Factors” in its annual reports on Form 10-K, quarterly reports on Form 10-Q and any other filings made with the SEC from time to time, which are available via the SEC’s website at http://www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those indicated or anticipated by these forward-looking statements. Therefore, you should not rely on any of these forward-looking statements.

The forward-looking statements included in this report are made only as of the date of this report, and except as otherwise required by applicable securities law, Powerfleet assumes no obligation, nor does Powerfleet intend to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses or Funds Acquired.

The financial statements required by Item 9.01(a) of Form 8-K are not included in this Current Report. The Company intends to file these financial statements by amendment within the timeframe permitted by Item 9.01(a).

(b) Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K is not included in this Current Report. The Company intends to file this pro forma information by amendment within the timeframe permitted by Item 9.01(b).

(d) Exhibits.

Exhibit No.	Description
2.1	Share Purchase Agreement, dated September 18, 2024, by and among Golden Eagle Topco, LP, the Other Shareholders Party Hereto, Powerfleet, Inc. and Powerfleet Canada Holdings Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of Powerfleet, Inc., filed with the SEC on September 18, 2024).
2.2	Amending Agreement No. 1 (Share Purchase Agreement), dated October 1, 2024, by and between Powerfleet, Inc. and Powerfleet Canada Holdings Inc. and Golden Eagle Topco, LP.*
10.1	Facility Agreement, dated September 27, 2024, by and among Powerfleet, Inc., I.D. Systems, Inc., Movingdots GmbH and FirstRand Bank Limited (acting through its Rand Merchant Bank division).*+
10.2	Form of Subscription Agreement (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of Powerfleet, Inc., filed with the SEC on September 18, 2024).
10.3	Registration Rights Agreement, dated October 1, 2024, by and between Powerfleet, Inc. and Ontario Teachers’ Pension Plan Board.*
99.1	Press release, dated October 1, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplemental copies of any of the omitted schedules or exhibits upon request by the SEC.

+ Pursuant to Item 601(b)(10)(iv) of Regulation S-K, certain portions of this exhibit have been redacted. Redacted information is indicated by [***].

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERFLEET, INC.

By:	/s/ David Wilson
Name:	David Wilson
Title:	Chief Financial Officer

Date: October 1, 2024